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                                                                    EXHIBIT 10.7

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.
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           Agreement between the Greater Phoenix Chamber of Commerce
                      And Purchase Pro International Inc.
                              3291 N. Buffalo Dr.
                              Las Vegas, NV 89129
                                January 4, 1999


1. The Greater Phoenix Chamber of Commerce (the "Chamber") will be the exclusive distributor (marketing and sales) affiliate for the Purchase Pro program in Maricopa County in conjunction with the Purchase Pro direct staff.

2. The Chamber will provide the following vehicles to promote the Purchase Pro program in Maricopa County:

          2.1 Seven thousand promotional flyers to be provided by Purchase Pro to be distributed free on a monthly basis in the Greater Phoenix Today magazine. (every month)
          2.2 Ten thousand promotional flyers to be distributed quarterly in the Networker. (every quarter)
          2.3  On going success stories in Greater Phoenix Today.  (monthly)
          2.4 Participation in fax-on-demand and audio commercial on the ChamberLine program.
          2.5 Press stories for the Business Journal, Arizona Republic and all other Maricopa County publications.
          2.6 Direct mail promotion or terms to be established by mutual agreement.

3. Purchase Pro will package membership in the Chamber into all future subscriptions sold in Maricopa County with exception of the following:

          3.1  The prospect is already a member of the Chamber.
          3.2 The prospect is an invited member of a private Purchase Pro network. A private Purchase Pro network is defined as a custom built corporate trading network where select companies are only visible to other select companies.

4.   Purchase Pro Inc. will compensate the Chamber at an annual rate of **
                                                                        --
     per year per company joining the Purchase Pro program at ** per month. The
                                                              --
     ** is payable to the Chamber or its designee in quarterly installments
     --
     after a company has signed a contract for the Purchase Pro program and after Purchase Pro his received their payment for each quarter. The compensation will continue every quarter as long as the company is a paying member of the Purchase Pro program.

5. Purchase Pro will offer persons who were Chamber members prior to January 4, 1999 a special buy-in of ** per month.
                                 --
6. The Chamber will be the only Chamber or business organization to offer this program with the exception of current programs with United Hispanic Chamber of Commerce Organization, American Hotel and Motel Association and the National Association of Purchasing Managers.

7. Purchase Pro will provide the Chamber a monthly briefing detailing all corporate marketing and new strategic alliances they are working on in Arizona.




* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
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CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
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BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE
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SECURITIES EXCHANGE COMMISSION.
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                                 Confidential                         Page 1
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8.   The Chamber will notify all of its members of the availability of the program and recommend it to its members. This effort will include, but not be limited to, endorsement letters from the Chamber President and CEO.

9. The Chamber and Purchase Pro will cross train necessary staff to understand each party's role and their particular responsibilities of each staff member.

10. Purchase Pro and the Chamber will maintain adequate sales staff in Maricopa County to call on members and prospects.

11. Purchase Pro will provide the materials to promote Purchase Pro in Maricopa County with the primary goal of attracting current Chamber members and prospects to attend seminars to introduce the program.

12. The Chamber will allow use of its Board Room at regular scheduled times for Purchase Pro to facilitate seminars relating to the Purchase Pro program.

13. Purchase Pro will use its best efforts to integrate the Bid Source program into Purchase Pro as quickly as is practicable. (June 30, 1999)

14.  Purchase Pro will provide the Chamber with front-page Banner Ad space on
                                                           ---------------
     its website network in the Maricopa County market at no charge.
                                ----------------------

15. With each new Purchase Pro paid yearly subscription the member will receive a three-page template website built by Purchase Pro **. This will include
                                                         --
     design and set-up.  The ** monthly website maintenance charge will be
                             --
     waived for the first 12 months.

16. The Purchase Pro program will be marketed so as to give the Chamber a value added benefit exclusive for its members.

17. Purchase Pro will pay for custom Greater Phoenix Chamber flyers and a CD Rom and other marketing materials and the Chamber will be responsible for the distribution of these materials.

18. Purchase Pro will fax and e-mail to all non-members of the Chamber, a marketing piece about Purchase Pro and its affiliation with the Chamber. Description to be determined.

19. The Chamber will provide to Purchase Pro a new Chamber member update monthly as well as a copy of the Chamber's monthly new business report from US WEST.

20. Purchase Pro will provide the Chamber a monthly report detailing all participants and dollars awarded through bid matching and any other relevant activity relevant to the Economic Development Retention and Expansion program the Chamber is involved in.




* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
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CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
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BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE
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SECURITIES EXCHANGE COMMISSION.
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                                 Confidential                          Page 2


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21.  The Chamber will provide Purchase Pro a list of all the top 25 businesses in each business category in Arizona.  (Sales, Profits, Employees etc.)

22. A Purchase Pro representative will attend every Chamber member orientation and all Chamber networking events to promote E-Commerce between members.

23. In marketing and prospecting, the Chamber will concentrate on providers of goods and services and Purchase Pro will concentrate on the large private sector purchaser. It is understood they may be one-in-the-same on some occasions.

24. The Chamber will arrange for someone from Purchase Pro to be interviewed on the Chamber radio show on KFNN Financial News Radio.

25. The term of this contract will be for 24 months with a 90-day termination notice for non-performance by either side. The parties agree to seek mediation to resolve any dispute.

26. The Chamber retention and expansion committee will involve the Purchase Pro product in the marketing effort to promote the growth of the economic development and retention program in Maricopa County.

27. The Chamber will ensure that a Chamber representative will attend all Purchase Pro Seminars held in Maricopa County.

28. The Chamber will be guaranteed by Purchase Pro that the agreed upon selling price of the program to the Chamber's members will be the lowest price offered in this marketplace and will be subject to change with changes in the marketplace from the contract date forward.

29. The Chamber will provide, or has provided, Purchase Pro CD Rom and free usage (Lead Source 118,000 businesses) as well as complete membership on disk as needed.


/S/  VALERIE MANNING                      /S/  CHRIS CARTON
--------------------------------------    ------------------------------------
Valerie Manning                           Chris Carton
President & CEO                           President
Greater Phoenix Chamber of Commerce       Purchase Pro International Inc.




* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
-------------------------------------------------------------------------------
CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
-----------------------------------------------------------------------------
BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE
---------------------------------------------------------------------------
SECURITIES EXCHANGE COMMISSION.
-------------------------------

                                 Confidential                         Page 3